Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2025
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Contingent Liabilities and Commitments
15.
Contingent Liabilities and Commitments
(a)
Legal Proceedings

Litigation alleging violations of antitrust and competition laws

The Group and other LCD panel manufacturers have been sued by individual companies for alleged violations of European Union competition laws. The Group is actively defending itself in these ongoing legal proceedings, and as of December 31, 2025, the Group cannot predict the ultimate outcome of the litigation.

Others

The Group is involved in various lawsuits and disputes in addition to pending proceeding described above. The Group cannot reliably estimate the timing and amount of outflows of resources embodying economic benefits relating to the disputes.

(b)
Commitments

Factoring and transfer of trade receivable

The Parent Company has entered into discount agreements with Korea Development Bank and other banks for accounts receivable related to export sales transactions with its subsidiaries, with a credit limit of up to USD 1,000 million (Equivalent to ~~W~~1,434,900 million). As of December 31, 2025, there are no discounted trade receivables under the agreements that remain outstanding until maturity. In relation to the above agreements, the financial institutions retain the right of recourse against the Group for any discounted receivables that are not collected at maturity.

The Group has entered into receivable transfer agreements with Standard Chartered Bank and other financial institutions in respect of trade receivables arising from domestic and export sales transactions, with an aggregate limit of ~~W~~3,867,056 million. As of December 31, 2025, the amount of transferred trade receivables that remain outstanding until maturity under the agreement is ~~W~~2,167,215 million. In relation to the above agreements, the financial institutions do not have recourse to the Group for any receivables that are not recovered at maturity.

15.
Contingent Liabilities and Commitments, Continued
(b)
Commitments, Continued

Loan commitment

As of December 31, 2025, the Group has borrowing and letter of credit facilities with Hana Bank and other financial institutions, with a combined credit limit of ~~W~~3,954,901 million.

Payment guarantees

The Group is provided with the payment guarantees for the borrowings amounting to USD 914 million (Equivalent to ~~W~~1,311,588 million) by the Export-Import Bank of Korea and others.

The Group has entered into agreements with Seoul Guarantee Insurance Co., Ltd., China Construction Bank Corporation and others to receive guarantees up to KRW 2,662 million, CNY 830 million (Equivalent to ~~W~~169,951 million), JPY 900 million (Equivalent to ~~W~~8,259 million), VND 43,484 million (Equivalent to ~~W~~2,374 million), and USD 0.2 million (Equivalent to ~~W~~260 million) for the performance guarantees, payment of consumption tax, import value-added tax, customs duties, and electricity charges.

License agreements

The Group has a trademark license agreement with LG Corp, for use of the “LG” name. Under the terms of the current agreement, we are required to make monthly payments to LG Corp. in the aggregate amount per year of 0.2% of our sales after deducting advertising expenses.

Collateral

Details of collateral provided by the Group are as follows:

(In millions of won and CNY)		Carrying	Maximum secured amount		Collateral borrowings
Collateral		amount	of credit	Secured creditor	amount
Property, plant and equipment and others	~~W~~	217,031	780,000	Korea Development Bank and others	650,000
Property, plant and equipment and others		724,965	—	China Construction Bank Corporation and others	CNY 4,500

Commitments for asset acquisition

The amount committed to acquire property, plant, equipment and intangible assets not recognized on the financial statements as of December 31, 2025 is ~~W~~908,493 million.